Exhibit 99

Form 3 Joint Filer Information

Name:                                Lighthouse Management Partners IV, L.L.C.

Address:                            500 Drake's Landing Road
                                         Greenbrae, CA 94904-3011

Designated Filer:                 Lighthouse Capital Partners IV, L.P.

Issuer & Tickler Symbol:      HemoSense, Inc. (HEMO)

Date of Event
Requiring Statement:           6/13/05

Signature:                          By: /s/ DENNIS RYAN
                                         Dennis Ryan, Chief Operating Officer